EXPENSES BY NATURE AND OTHER INCOME AND EXPENSES ITEMS, Finance Income / (Expenses) (Details) - USD ($) $ in Thousands		6 Months Ended
		Jun. 30, 2024	Jun. 30, 2023
Finance Income / (Expenses) [Abstract]
Interest income		$ 3,535	$ 4,074
Cryptocurrency transaction service fee		(25)	(37)
Loss on foreign currency transactions		(397)	(2,335)
Interest expense on borrowings		(1,242)	(1,390)
Interest on lease liabilities	[1]	(1,676)	(1,299)
Others		(88)	(140)
Total		$ 107	$ (1,127)

[1]	The interest expense includes the amount related to the leasehold land included in the investment properties for the periods ended June 30, 2024 and 2023, which was approximately US$0.1 million for each periods. See Note 15.